UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                          reported) (January 26, 2005)

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                         001-32320                  43-1883836
---------------------           -------------------        -------------------
 (State or Other                    (Commission               (IRS Employer
 Jurisdiction of                    File Number)           Identification No.)
  Incorporation)


        1954 Innerbelt Business Center Drive                    63114
                  St. Louis, Missouri                     ------------------
----------------------------------------------------          (Zip Code)
       (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
--------------------------------------------------------------------------------

     Mary Lou Fiala was elected to the board of directors of Build-A-Bear Workshop, Inc. (the "Company") by the board, effective January 26, 2005. Ms. Fiala will serve as a Class I director and her term will expire at the 2005 annual meeting of stockholders of the Company.

     There is no arrangement or understanding between Ms. Fiala and any other person pursuant to which Ms. Fiala was elected as a director. Ms. Fiala will serve as a member of the board's Compensation Committee.

     The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Ms. Fiala had, or will have, a direct or indirect material interest.


Item 7.01    Regulation FD Disclosure.
--------------------------------------

     On January 26, 2005, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing the election of Ms. Fiala as a director. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01    Financial Statements and Exhibits.
-----------------------------------------------

(c)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------
99.1              Press Release dated January 26, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BUILD-A-BEAR WORKSHOP, INC.



Date: January 26, 2005        By: /s/ Tina Klocke
                                  -----------------------------------
                                  Name:  Tina Klocke
                                  Title:  Chief Financial Bear, Secretary and
                                  Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated January 26, 2005.